Net Loss Per Share	6 Months Ended
Jun. 30, 2023
Net loss per share attributable to common stockholders
Net Loss Per Share

Note 7 – Net Loss Per Share

Basic net loss per share is computed by dividing net loss, which is allocated based upon the proportionate amount of weighted average shares outstanding, to each class of shareholder’s stock outstanding during the period. For the calculation of diluted net loss per share, net loss per share attributable to common shareholders for basic net loss per share is adjusted by the effect of dilutive securities, including awards under our equity compensation plans.

As of June 30, 2023, and 2022, 8,505,540 shares and 6,325,245 shares, respectively of potentially dilutive weighted average shares were excluded from the calculation of diluted net loss per share because their effect would have been anti-dilutive for the periods presented.